UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 12, 2005

Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-14510	42-1241468
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY		11050-3765
(Address of principal executive offices)		(Zip Code)

(516) 767-6492
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets

On August 12, 2005, pursuant to the terms of a Purchase and Sale Agreement with the various ownership interests of certain shopping center properties (the “RVG Entity Owners”) dated May 10, 2005, as amended, the Company, through Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership”), purchased a portfolio of eight properties anchored by, or entirely leased to, supermarkets. The properties contain approximately 575,000 sq. ft. of gross leasable area (“GLA”); six are located in Virginia (with approximately 455,000 of GLA), and two are located in Pennsylvania (with approximately 120,000 of GLA). The aggregate purchase price, excluding closing costs, was approximately $93.8 million, consisting of (1) the assumption of approximately $58.5 million of existing first mortgage loans payable, which bear interest at rates ranging from 5.51% to 7.96% per annum (a weighted average of 6.02% per annum), and which mature principally in 2013 and 2014, and (2) approximately $35.3 million funded by borrowings from the Company’s secured revolving credit facility. The transaction was effective August 11, 2005.

The information contained herein includes a summary, prepared by management, of the written agreements with respect to the described transaction. Such summary is intended to reflect and describe the terms and provisions of the agreements with respect to such transaction and is subject to the terms and provisions of the underlying agreements previously filed and filed together with this report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired:
The required financial statements have previously been filed in a Current Report on Form 8-K/A filed on August 3, 2005.

(b) Pro Forma Financial Information:
The required pro forma financial information has previously been filed in a Current Report on Form 8-K/A filed on August 3, 2005.

(c) Exhibits:

(10.1)	Purchase and Sale Agreement dated as of May 10, 2005, among the various ownership interests of certain shopping center properties (the “RVG Entity Owners”), as sellers, and Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, as purchaser, incorporated by reference to Exhibit 10.1 of Form 8-K filed on June 29, 2005.

(10.2)	Amendment to Purchase and Sale Agreement, dated as of June 23, 2005, among various ownership interests of certain shopping center properties (the “RVG Entity Owners”), as sellers, and Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, as purchaser, incorporated by reference to Exhibit 10.2 of Form 8-K filed on June 29, 2005.

(10.3)	Amendment No. 2 to Purchase and Sale Agreement, dated as of July 11, 2005, among various ownership interests of certain shopping center properties (the “RVG Entity Owners”), as sellers, and Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, as purchaser.

(10.4)	Amendment No. 3 to Purchase and Sale Agreement, dated as of July 26, 2005, among various ownership interests of certain shopping center properties (the “RVG Entity Owners”), as sellers, and Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, as purchaser.

(10.5)	Amendment No. 4 to Purchase and Sale Agreement, dated as of August 11, 2005, among various ownership interests of certain shopping center properties (the “RVG Entity Owners”), as sellers, and Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership, as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ THOMAS J. O’KEEFFE
Thomas J. O’Keeffe
Chief Financial Officer

Dated:      August 16, 2005